Exhibit 99.1

Permex Petroleum Announces Shares to Resume Trading on the Canadian Securities Exchange, Termination of Previously Announced Private Placement and Proposed New Private Placement

Vancouver, British Columbia (September 9th, 2024) – Permex Petroleum Corporation (CSE: OIL) (FSE: 75P) (“Permex” or the “Company”) is pleased to announce today that the common shares of the Company will be reinstated for trading on the Canadian Securities Exchange (the “Exchange”), effective September 9th, 2024, in connection with the revocation of the Company’s cease trade order (the “CTO”) issued by the British Columbia Securities Commission on April 16, 2024.

The CTO was issued due to the Company’s failure to file its audited and interim financial statements, the related management’s discussion and analyses, and the related certifications for the year ended September 30, 2023, and the interim period ended December 31, 2023, respectively (together, the “CTO Financial Statements”).

The CTO Financial Statements have now been filed and are available for review by interested parties on the SEDAR filing system.

The Company has also filed interim financial statements, the related management’s discussion and analysis, and the related certifications for the interim periods ended March 31, 2024 and June 30, 2024 respectively. These additional filings are also available for review by interested parties on the SEDAR filing system.

Private Placement

The Company also has terminated its non-brokered private placement (the “Prior Offering”) previously announced on February 28, 2024, April 16, 2024, May 29, 2024 and June 18, 2024, and now intends to complete a non-brokered private placement (the “Current Offering”) of up to 18,635 convertible debenture units of the Company (each, a “Unit”). Each Unit consists of one convertible debenture (a “Debenture”) in the principal amount of US$1,000 and 245 common share purchase warrants (each, a “Warrant”). Each Warrant is exercisable for a period of five years from the date of issuance for one common share of the Company (a “Share”) at an exercise price of US$4.90.

The Debentures will mature (the “Maturity Date”) one-year from the date of issuance. The Debentures will bear simple interest at a rate of 15%, payable on the Maturity Date or the date on which all or any portion of the Debenture is repaid. Interest will be paid in cash or Shares based on a conversion price of US$4.08 (the “Conversion Price”), subject to Exchange approval.

At any time during the term of the Debentures, a holder of Debentures may elect to convert the outstanding principal and any accrued and unpaid interest thereon into Shares at the Conversion Price. The Debentures will automatically convert into Shares at the Conversion Price in the event the Company completes a financing of Shares for aggregate gross proceeds of at least US$7,500,000, where the price per Share sold in such financing is equal to, or greater than, the Conversion Price.

The proceeds of the Current Offering are expected to be used for drilling and development, any future acquisition transactions the Company may engage in, and general working capital purposes.

The Units being offered in the Current Offering will be offered only to persons who either qualify as an “accredited investor” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or who are located outside of the United States and are not a “U.S. person” as defined in Regulation S under the U.S. Securities Act. In connection with the Current Offering, the Company may pay finders’ fees as permitted by the policies of the Exchange. All securities issued pursuant to the Current Offering and underlying securities will be subject to a four-month hold period from the date of issuance pursuant to applicable Canadian securities laws, in addition to such other restrictions as may apply under the U.S. Securities Act and other applicable securities laws of jurisdictions outside of Canada.

None of the securities to be offered in either the Current Offering or the Prior Offering have been and will not be registered under the U.S. Securities Act or under any U.S. state securities laws and may not be offered or sold in the United States absent registration or any applicable exemption from the registration requirements of the U.S. Securities Act and applicable U.S. state securities laws. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities in the United States, nor shall there be any sale of these securities in the United States or any jurisdiction in which such offer, solicitation or sale would be unlawful. This news release is being issued pursuant to and in accordance with Rule 135c under the U.S. Securities Act.

About Permex Petroleum Corporation

Permex Petroleum (CSE: OIL) (FSE: 75P) is a uniquely positioned junior oil & gas company with assets and operations across the Permian Basin of West Texas and the Delaware Sub-Basin of New Mexico. The Company focuses on combining its low-cost development of Held by Production assets for sustainable growth with its current and future Blue-Sky projects for scale growth. The Company, through its wholly owned subsidiary, Permex Petroleum US Corporation, is a licensed operator in both states, and owns and operates on private, state and federal land. For more information, please visit www.permexpetroleum.com.

CONTACT INFORMATION

Permex Petroleum Corporation

Brad Taillon

Chief Executive Officer

(346) 245-8981

Forward-Looking Information

This press release contains “forward-looking information” within the meaning of applicable securities laws that is intended to be covered by the safe harbours created by those laws. “Forward-looking information” includes statements that use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential” or the negative thereof or other variations thereof or comparable terminology. Such forward-looking information includes, without limitation, information regarding the date the Company’s shares will be reinstated for trading on the Exchange, the completion of the Current Offering and the use of proceeds from the Current Offering.

Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management at the date the statements are made, including without limitation, that: the Company’s shares will be reinstated for trading on the Exchange; the Company will complete the Current Offering as anticipated, or at all; and that the Company will be able to use the proceeds from the Current Offering as anticipated. Furthermore, such forward-looking information involves a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information, including without limitation: that the Company may not be reinstated for trading on the Exchange in a timely manner, or at all; the inability for the Company to close the Current Offering; the inability to use the proceeds from the Current Offering as expected; recent market volatility; and the state of the financial markets for the Company’s securities.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial outlook that are incorporated by reference herein, except in accordance with applicable securities laws. We seek safe harbor.